Exhibit 99.1

NEWS RELEASE

P.O. Box 10, Manitowoc, WI 54221-0010

For further information, contact:

Kevin M LeMahieu, Chief Financial Officer

Phone: (920) 652-3200 / klemahieu@bankfirst.com

FOR IMMEDIATE RELEASE

Bank First Agrees to Sell Minority Stake in UFS, LLC

MANITOWOC, Wis, August 31, 2023 – Bank First, N.A. (“Bank First” or the “Bank”), the wholly-owned banking subsidiary of Bank First Corporation (NASDAQ: BFC), announced today its agreement to sell its 49.8% stake in UFS, LLC (“UFS”), a leading bank technology provider specializing in digital, core, cybersecurity, managed IT, and cloud services. The stake will be acquired by an institution with a significant focus on tech-enabled business services, software, and IT sectors. Alongside Bank First's share, the firm is set to purchase the remaining UFS ownership, establishing a 100% stake in the company.

Headquartered in Grafton, Wisconsin, UFS was established in 1991 when it was co-founded by Bank First alongside two other community banks. Their visionary goal was to empower and equip banks with cutting-edge technology and FinTech solutions that blend flexibility and innovation. The new partnership creates a synergistic ownership structure to assist the company’s continued growth through access to capital, a broader market reach, and additional resources that will benefit not only Bank First, but all UFS customers.

The Bank projects a pre-tax gain of $40.0 million resulting from the close of this transaction, which is anticipated to occur in either late third quarter or early fourth quarter of 2023. UFS remains steadfast in its commitment to empower its existing clientele of community banks under the leadership of its current senior management team.

Mike Molepske, CEO of Bank First, shared his sentiments on this milestone, “For over three decades, our alliance with UFS has been the cornerstone of many successes. As one of the founding members of UFS, Bank First has a responsibility to ensure that success continues. We're enthusiastic about the promising future of our enduring relationship. Entrusting UFS to this new partner not only demonstrates our confidence in their capabilities but also our shared vision. Given the firm’s deep expertise and acumen in the areas of technology, software, and IT services, we're confident they'll navigate UFS into even brighter horizons.”

About Bank First Corporation

Bank First Corporation provides financial services through its subsidiary, Bank First, N.A., which was incorporated in 1894. Bank First offers loan, deposit, and treasury management products at each of its 28 banking locations in Wisconsin. The Bank has grown through both acquisitions and de novo branch expansion. The Company employs approximately 398 full-time equivalent staff and has assets of approximately $4.1 billion. Further information about Bank First Corporation is available by clicking on the Shareholder Services tab at www.bankfirst.com.

About UFS

UFS is a bank technology outfitter with a simple promise to make technology work for community banks so they can focus on banking. Partnering only with banks, regulated like a bank, and heavily staffed with former bankers, UFS provides purpose-built technology solutions that empower banks to thrive and achieve their own unique goals. Founded in 1991, UFS has been improving regulatory compliance, driving efficiency, and thwarting cybercrimes with innovative solutions such as: Managed IT Services, IT Regulatory Compliance, Cybersecurity as a Service, Regulated Cloud Hosting, Core Banking, Digital Banking and more. For more information, visit www.ufstech.com.

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Forward-Looking Statements: Certain statements contained in this press release and in other recent filings may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to our projected growth, anticipated future financial performance, financial condition, credit quality and management’s long-term performance goals, and statements relating to the anticipated effects on our business, financial condition and results of operations from expected developments or events, our business, growth and strategies. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond Bank First’s control. The inclusion of these forward-looking statements should not be regarded as a representation by Bank First or any other person that such expectations, estimates, and projections will be achieved. Accordingly, Bank First cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) business and economic conditions nationally, regionally and in our target markets, particularly in Wisconsin and the geographic areas in which we operate, (2) changes in government interest rate policies, (3) our ability to effectively manage problem credits, (4) the risks associated with Bank First’s pursuit of future acquisitions, (5) Bank First’s ability to successful execute its various business strategies, including its ability to execute on potential acquisition opportunities, and (6) general competitive, economic, political, and market conditions.

This communication contains non-GAAP financial measures, such as non-GAAP adjusted net income, non-GAAP adjusted earnings per common share, adjusted earnings return on assets, tangible book value per common share, and tangible common equity to tangible assets. Management believes such measures to be helpful to management, investors and others in understanding Bank First's results of operations or financial position. When non-GAAP financial measures are used, the comparable GAAP financial measures, as well as the reconciliation of the non-GAAP measures to the GAAP financial measures, are provided.  See " Non-GAAP Financial Measures" below. The non-GAAP net income measure and related reconciliation provide information useful to investors in understanding the operating performance and trends of Bank First and also aid investors in comparing Bank First's financial performance to the financial performance of peer banks.  Management considers non-GAAP financial ratios to be critical metrics with which to analyze and evaluate financial condition and capital strengths. While non-GAAP financial measures are frequently used by stakeholders in the evaluation of a corporation, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP.

Further information regarding Bank First and factors which could affect the forward-looking statements contained herein can be found in Bank First's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its other filings with the Securities and Exchange Commission (the “SEC”). Many of these factors are beyond Bank First’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and Bank First undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for Bank First to predict their occurrence or how they will affect the company.